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                                                                      EXHIBIT 21

                                 SUBSIDIARIES OF
                               FLOWERS FOODS, INC.

NAME OF SUBSIDIARY                          JURISDICTION OF INCORPORATION OR ORGANIZATION
------------------                          ---------------------------------------------
Flowers Finance, LLC                                             Delaware

Flowers Bakeries Brands, Inc.                                    Delaware

Flowers Foods Bakeries Group, LLC                                Georgia

Flowers Baking Co. of Opelika, LLC                               Alabama

Hardins's Bakery, LLC                                            Alabama

Bailey Street Bakery, LLC                                        Alabama

Home Baking Company, LLC                                         Alabama

Flowers Baking Co. of Texarkana, LLC                             Arkansas

Holsum Baking Company, LLC                                       Arkansas

Shipley Baking Company, LLC                                      Arkansas

Ideal Baking Company, Inc.                                       Arkansas

Flowers Baking Co. of Florida, LLC                               Florida

Flowers Baking Co. of Miami, LLC                                 Florida

Flowers Baking Co. of Jacksonville, LLC                          Florida

Flowers Baking Co. of Bradenton, LLC                             Florida

Flowers Baking Co. of Thomasville, LLC                           Georgia

Flowers Baking Co. of Villa Rica, LLC                            Georgia

Flowers Bakery of Tucker, LLC                                    Georgia

Table Pride, LLC                                                 Georgia

Huval Bakery, LLC                                                Louisiana

Bunny Bread, LLC                                                 Louisiana

Flowers Baking Co. of Baton Rouge, LLC                           Louisiana

Flowers Baking Co. of Jamestown, LLC                             North Carolina

Franklin Baking Company, LLC                                     North Carolina

Flowers Baking Co. of Memphis, LLC                               Tennessee

Flowers Baking Co. of Morristown, LLC                            Tennessee

East Tennessee Baking Co., LLC                                   Tennessee

West Tennessee Baking Co., LLC                                   Tennessee

Schott's Bakery, LLC                                             Texas

Flowers Baking Co. of Texas, LLC                                 Texas

Flowers Baking Co. of Tyler, LLC                                 Texas

ButterKrust Bakery, LLC                                          Texas

El Paso Baking Co., LLC                                          Texas

El Paso Baking Company de Mexico, S.A. de C. V.                  Mexico

San Antonio Baking Co., LLC                                      Texas

Austin Baking Co., LLC                                           Texas

Corpus Christi Baking Co., LLC                                   Texas

Hampton Roads Baking Company, LLC                                Virginia

Flowers Baking Co. of Lynchburg, LLC                             Virginia

Flowers Baking Co. of West Virginia, LLC                         West Virginia

The Donut House, LLC                                             West Virginia

Storck Baking Company, LLC                                       West Virginia


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
Flowers Foods Specialty Group, LLC                               Georgia

Flowers Bakery of Atlanta, LLC                                   Georgia

Flowers Bakery of Suwanee, LLC                                   Georgia

Flowers Frozen Desserts, LLC                                     Georgia

Flowers Frozen Desserts Sales Group, LLC                         Georgia

Flowers Foil Company, LLC                                        Georgia

Dan-co Bakery, LLC                                               Georgia

Flowers Frozen Distributors, LLC                                 Georgia

Flowers Frozen Desserts of Pennsylvania, LLC                     Georgia

Flowers Bakery of Crossville, LLC                                Tennessee

Flowers Bakery Distributors, Inc.                                Tennessee

Flowers Bakery of Cleveland, LLC                                 Tennessee

Flowers Bakery of London, LLC                                    Kentucky

Flowers Bakery of Montgomery, LLC                                Alabama

Flowers Frozen Desserts of Pembroke, LLC                         North Carolina

Flowers Frozen Desserts of Spartanburg, LLC                      South Carolina

Flowers Baking Co. of Fountain Inn, LLC                          South Carolina

Flowers Frozen Dessert Brands, Inc.                              South Carolina

Flowers Frozen Desserts of Stillwell, LLC                        Oklahoma
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